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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use of our report dated April 19, 1996, with respect to the financial statements of 2301 SE 17th St., Ltd., incorporated by reference into this Prospectus of Florida Panthers Holdings, Inc. filed on the Post-Effective Amendment No. 4 to Form S-4 and to the reference to our firm under the heading "Experts."

/s/ KPMG Peat Marwick LLP

KPMG PEAT MARWICK LLP

Fort Lauderdale, Florida,
November 26, 1997.